                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): August 5, 2002

                                 ---------------

                        L-3 COMMUNICATIONS HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrants as Specified in Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            001-14141                                   13-3937434
--------------------------------------------------------------------------------
    (Commission File Number)                (IRS Employer Identification No.)


   600 THIRD AVENUE, NEW YORK, NEW YORK                        10016
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 697-1111
--------------------------------------------------------------------------------
              (Registrants' Telephone Number, Including Area Code)

ITEM 9.          REGULATION FD DISCLOSURE.

           On August 5, 2002, each of the principal executive officer, Frank C. Lanza, and principal financial officer, Robert V. LaPenta, of L-3 Communications Holdings, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

           A copy of each of these statements is attached hereto as Exhibit 99.1 and Exhibit 99.2.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                              L-3 COMMUNICATIONS HOLDINGS, INC.



                              By: /s/ Christopher Cambria
                                 ----------------------------------------------
                                 Name:  Christopher C. Cambria
                                 Title: Senior Vice President, Secretary and
                                        General Counsel











Dated: August 5, 2002

                                  EXHIBIT INDEX

Exhibit
Number            Title
-------           -----
99.1              Statement Under Oath of Principal Executive Officer, dated
                  August 5, 2002
99.2              Statement Under Oath of Principal Financial Officer, dated
                  August 5, 2002